                                                                    EXHIBIT 3.3

                                    JIM EDGAR
                               Secretary of State
                                State of Illinois

                            ARTICLES OF INCORPORATION


Pursuant to the provisions of "The Business Corporation Act of 1983". the undersigned incorporator(s) hereby adopt the following Articles of Incorporation

ARTICLE ONE      The name of the corporation is METRO TOURISM AND
                 ENTERTAINMENT, INC.


                 ---------------------------------------------------------------
                                         "_________" or an abbreviation thereof)


ARTICLE TWO       The name and address of the initial registered agent and its registered office are:

                  Registered Agent      GARNER                         LAMB
                                        --------------------------------------
                                        First Name   Middle Name     Last Name

                  Registered Office     RATE. 111 & AIRLINE DRIVE
                                        --------------------------------------
                                        Number      Street        Suite #
                                                             (A.P.O. Box alone
                                                               not acceptable)

                                        EAST ACTON, ILLINOIS 62024
                                        --------------------------------------
                                        City                 Zip Code
  County

ARTICLE THREE     The purpose or purposes for which the corporation is organized are:
                    If not sufficient space to cover this point, add one or more _______ of this ______


                  See attachment hereto.

ARTICLE FOUR      Paragraph 1: The authorized shares shall be

           CLASS        *PAR VALUE PER SHARE       NUMBER OF SHARES AUTHORIZED
           -------------------------------------------------------------------

           VOTING COMMON             NO PAR                 10,000
           -------------------------------------------------------------------

           NONVOTING COMMON          NO PAR                 10,000
           -------------------------------------------------------------------

           -------------------------------------------------------------------

           Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

              IF NOT SUFFICIENT SPACE TO COVER THIS _____, ADD ONE OR MORE ________ OF THIS SIZE.

See attachment hereto.

ARTICLE FIVE    The number of shares to be issued initially, and the
                consideration to be received by the corporation therefor, are:


--------------------------------------------------------------------------------------------------------
                                                        Number of shares             Consideration to be
     Class              *Par Value per share          proposed to be issued           received therefor
--------------------------------------------------------------------------------------------------------
Voting Common                 No par                        700                           $70,000.00
--------------------------------------------------------------------------------------------------------
Nonvoting Common              No par                         0                            $------------
--------------------------------------------------------------------------------------------------------
                                                                                          $
--------------------------------------------------------------------------------------------------------
                                                                                          $
--------------------------------------------------------------------------------------------------------
                                                                             TOTAL $70,000.00
--------------------------------------------------------------------------------------------------------

* A declaration as to a "par value" is optional. This space may be marked "n/a" when no references to a par value is desired.

                       NAMES & ADDRESSES OF INCORPORATORS

         The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated ____________________, 1990


--------------------------------------------------------------------------------------------------------
                   Signatures and Names                      Post Office Address
--------------------------------------------------------------------------------------------------------
1.       /S/ J. THOMAS LONG                                1.       1310 WEST DELMAR
         -----------------------------------------------            ----------------
                           Signature                                     Street
                                                                    GODFREY, IL 62035
                      J. THOMAS LONG                                -----------------------------------
         -----------------------------------------------            City/Town         State        Zip

         Name (please print)
--------------------------------------------------------------------------------------------------------

2.       ------------------------------                    2.       -----------------------------------
                           Signature                                               Street

         ------------------------------                             -----------------------------------
         Name (please print)                                        City/Town         State        Zip
--------------------------------------------------------------------------------------------------------

3.                                                         3.
         ------------------------------                             -----------------------------------
                    Signature                                                     Street

         ------------------------------                             -----------------------------------
         Name (please print)                                        City/Town         State        Zip
--------------------------------------------------------------------------------------------------------

(Signatures must be in ink on original document. Carbon copy, Xerox or rubber stamp signatures may only be used on conformed copies)

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice-President and verified by him, and attested by its Secretary or an Assistant Secretary.

ATTACHMENT TO B.A.-2.10 - ARTICLES OF INCORPORATION

ARTICLE THREE     The purpose or purposes for which the  corporation is
                  organized are:

                  To pursue the viability of purchasing a commercial river boat(s) and acquiring real estate for operation of commercial river boat(s) within the State of Illinois;

                  To promote tourism and entertainment through the utilization of river boat(s);

                  To own, conduct, operate, maintain and carry on a lounge/ bar on river boat(s) for the purpose of service for consumption on the river boat(s), wine, beverages, intoxicating liquors, food, and such other commodities and merchandise legally sold in such establishment subject to proper licensing;

                  To promote tourism and entertainment through applying for an owner's license to operate and conduct river boat gambling activities as authorized by Senate Bill 572;

                  To acquire, own, use, convey, and otherwise dispose of and deal in real property or any interest therein;

                  The transaction of any or all lawful purposes for which corporations may be incorporated under the Illinois Business Corporation Act of 1983.

ATTACHMENT TO B.A.-2.10 - ARTICLES OF INCORPORATION

ARTICLE FOUR

Paragraph 2:   The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

               1) The stock pursuant to paragraph 1 above shall be "Section 1244" stock qualifying under the terms of Section 1244 of the Internal Revenue Code of 1986, as amended, and is intended to qualify for any tax benefits pursuant to said Section 1244.

               2) The power to make and amend the by-laws of the corporation shall be vested exclusively in the Board of Directors, and a 2/3 majority vote of said Board of Directors voting at any validly constituted meeting of the Board of Directors shall be sufficient to amend or adopt the by-laws of this corporation.

               3) All shares of the stock of this corporation which are issued and outstanding shall be subject to a restriction on transfer, and in the absence of a written shareholders agreement which shall override the terms set forth in these Articles of Incorporation, each shareholder must first offer any shares of stock which are desired to be transferred for any reason to the corporation under the same terms and conditions said shareholder is willing to transfer said shares to a transferee in response to a bona fide offer to purchase. Any attempt to transfer shares of stock of this corporation in contravention of this restriction shall be null and void, and shall not be honored by the corporation.

               4) Each holder of any of the shares of the capital stock of the corporation shall be entitled to a preemptive right to purchase or subscribe for unissued stock or additional shares to be issued by reason of any increase of the authorized capital stock of the corporation. When the outstanding capital is increased, the additional shares shall be offered to the existing stockholders proportionately to their holdings.

               5) Other than the right to vote such shares at meetings of shareholders, there exists no difference in the preferences, qualifications, limitations and restrictions between voting common shares and nonvoting common shares. Both voting and nonvoting common shares are entitled to identical treatment upon any corporate distributions. Corporate distributions include returns of capital, distributions of cash dividends, distributions upon partial or total liquidation, stock splits and stock dividends.

                             File Number 5582-979-9



WHEREAS, ARTICLES OF MERGER OF METRO TOURISM AND ENTERTAINMENT, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS SHAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now, Therefore, I, George W. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the application of the aforesaid corporation.

         IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the
                                 Great Seal of the State of Illinois, and the City of Springfield, this FEBRUARY day of 25TH, A.D. 19 93 and of the Independence of the United States the ____ hundred and 17th.


                                 -------------------------------------------
                                          SECRETARY OF STATE

                               ARTICLES OF MERGER
                            CONSOLIDATION OR EXCHANGE


Names of the corporations proposing to merge and the state or country of their incorporation



Name of Corporation                               State or Country of
                                                   Incorporation

AGC Sub Corp.                                     Illinois

Metro Tourism and Entertainment,                  Illinois
  Inc.


--------------------------------            ----------------------------------

--------------------------------            ----------------------------------

------------------------------------------------------------------------------


2. The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

3.       (a)      Name of the surviving corporation Acton Gaming Company f/k/a
                  Metro Tourism and Entertainment, Inc.

         (b)      It shall be governed by the laws of:        Illinois

------------------------------------------------------------------------------


4.       Plan of merger is as follows:                        See attachment


if not sufficient space to cover this point, add one or more sheets of this size.

(The following items are not applicable to mergers under Section 11.30--90% owned subsidiary provisions. See Article 7.)

(ONLY "X" one box for each corporation)


Name of Corporation                       --------       --------      --------
AGC Sub Corp.                               / /             / /           /x/
Metro Tourism and Entertainment, Inc.       / /             / /           /x/
----------------------------------          / /             / /           / /
----------------------------------          / /             / /           / /

-------------------------------------------------------------------------------


6. Not applicable if surviving new or occurring corporation is an Illinois corporation

         It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois:
         a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation, or any corporation organized under the laws of the State of Illinois which ____ a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving new or acquiring corporation.
         b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and
         c. The surviving, new or acquiring corporation will promptly pay to the dissenting shareholders or any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount if any, to which they shall be entitled under the provisions of The Business Corporation Act of 1983" of the State of Illinois with respect to the rights of dissenting shareholders.

-------------------------------------------------------------------------------

7. COMPLETE THIS ITEM IF REPORTING A MERGER UNDER SS.11.30--90% OWNED SUBSIDIARY PROVISIONS

a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the patent corporation are


                                                             Number of Shares of Each
                               Total Number of Shares     Class Owned Immediately Prior
                                    Outstanding                        to
   Name of Corporation             of Each Class               Merger by the Parent
                                                                    Corporation


--------------------------   --------------------------   -----------------------------

--------------------------   --------------------------   -----------------------------

--------------------------   --------------------------   -----------------------------

--------------------------   --------------------------   -----------------------------

b. The date of mailing a copy of the plan or merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was ____________________, 19____

         Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary corporations received? / / Yes / / No

         (IF THE ANSWER IS "NO," THE DUPLICATE COPIES OF THE ARTICLES OF MERGER MAY NOT BE DELIVERED TO THE SECRETARY OF STATE UNTIL AFTER 30 DAYS FOLLOWING THE MAILING OF A COPY OF THE PLAN OF MERGER AND OF THE NOTICE OF THE RIGHT TO DISSENT TO THE SHAREHOLDERS OF EACH MERGING
         SUBSIDIARY CORPORATION.).

8. The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirms under penalties of perjury that the facts stated herein are true.

Dated                                  AGC SUB CORP.
     ------------------------------    -----------------------------------------
                                              (EXACT NAME OF CORPORATION)

Attested by /s/ PATSY S. HUBBARD      by /s/ J. THOMAS LONG
            -----------------------   ------------------------------------------
            SIGNATURE OF SECRETARY    (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)
            OR ASSISTANT SECRETARY

    PATSY S. HUBBARD                         J. THOMAS LONG
    -------------------------------    -----------------------------------------
    TYPE OR PRINT NAME AND TITLE             (TYPE OR PRINT NAME AND TITLE)

Dated______________________ 19_____       METRO TOURISM AND ENTERTAINMENT, INC
                                       -----------------------------------------
                                              (EXACT NAME OF CORPORATION)

attested by /s/ PATSY S. HUBBARD      by /s/ J. THOMAS LONG
            -----------------------   ------------------------------------------
            (SIGNATURE OF SECRETARY   (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)
            OR ASSISTANT SECRETARY)

    PATSY S. HUBBARD                         J. THOMAS LONG
    -------------------------------    -----------------------------------------
    (TYPE OR PRINT NAME AND TITLE)                (TYPE OR PRINT NAME AND TITLE)


Dated______________________ 19_____
                                       -----------------------------------------
                                              (EXACT NAME OF CORPORATION)

attested by                           by
            -----------------------   ------------------------------------------
            (SIGNATURE OF SECRETARY   (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)
            OR ASSISTANT SECRETARY)


    -------------------------------    -----------------------------------------
    (TYPE OR PRINT NAME AND TITLE)           (TYPE OR PRINT NAME AND TITLE)

                          AGREEMENT AND PLAN OF MERGER

                  This Agreement and Plan of Merger (hereinafter called this "Agreement of Merger") dated as of February 25, 1993, between ARGOSY GAMING COMPANY, a Delaware corporation (hereinafter called "Argosy"), AGC SUB CORP., an Illinois corporation and a wholly-owned subsidiary of Argosy ("Sub") and METRO TOURISM AND ENTERTAINMENT, INC., an Illinois corporation (hereinafter sometimes called the "Company" or the "Surviving Corporation").

                  WHEREAS, Argosy was incorporated pursuant to the Delaware General Corporation Law on December 16, 1992 and its registered office in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801; and its registered agent at such office is The Corporation Trust Company; and

                  WHEREAS, Sub was incorporated pursuant to the Illinois Business Corporation Act on February 16, 1993 and its registered office in the State of Illinois is located at 35 West Wacker Drive, Chicago, Illinois, 60601 and its registered agent is Joseph A. Walsh, Jr.

                  WHEREAS, the Company was incorporated pursuant to the Illinois Business Corporation Act on February 2, 1990 and its registered office in the State of Illinois is located at 217 Piasa Street, Acton, Illinois; and its registered agent is Kevin Larson.

                  WHEREAS, Argosy has authorized capital stock consisting of (I) 10,000,000 shares of preferred stock, $.01 per share par value; (ii) 60,000,000 shares of common stock, $.01 per share par value ("Argosy Common Stock"), of which 15 shares are outstanding as of the date hereof and
(iii) 85 shares of redeemable common stock $.01 per share par value ("Argosy Redeemable Common"), of which 85 shares are outstanding as of the date hereof; and

                  WHEREAS, Sub has authorized capital stock consisting of 1,000 shares of common stock, par value. $1.00 per share ("Sub Common Stock") of which 1,000 shares are issued and outstanding and owned by Argosy; and

                  WHEREAS, the Company has authorized capital stock of 10,000 shares of voting common stock, no par value ("Company Voting Common Stock") and 10,000 shares of nonvoting common stock, no par value ("Company Nonvoting Common Stock"), of which 900 shares of Company Voting Common Stock are outstanding on the date hereof, no shares of Company Nonvoting Common Stock are outstanding on the date hereof; and

                  WHEREAS, Argosy, Sub and the Company desire to have the Sub merge with and into the Company pursuant to a transaction in which the separate existence of Sub will cease, the Company will continue as the surviving corporation (as such, the "Surviving Corporation") and became a wholly-owned subsidiary of Argosy, and shares of Company Common Stock will be converted into a right to receive shares of Argosy Common Stock (other than shares with respect to which the holder thereof shall have perfected dissenters rights in accordance with Sections 11.65 and 11.70 of the Illinois Business Corporation Act); and

                  WHEREAS, the Boards of Directors of Argosy, Sub and the Company deem it advisable for the general welfare and advantage of each corporation and their respective stockholders that Sub merge (herein sometimes called the "Merger") into the Company pursuant to this Agreement of Merger, and Argosy, Sub and the Company respectively desire to so merge pursuant to THIS Agreement of Merger and pursuant to the applicable provisions of the laws of the State of Illinois.

                  NOW, THEREFORE, in consideration of the premises and of the mutual provisions, agreements, covenants and conditions herein contained, and in accordance with the provisions of the Illinois Business Corporation Act, the parties hereto mutually covenant and agree as follows:


                                   ARTICLE I

                                   THE MERGER

                  1.01 On the Effective Date of the Merger (as defined in
Section 4.01 hereof), Sub shall be merged into the Company, which shall be the Surviving Corporation and become a wholly-owned subsidiary of Argosy. The corporate existence of the Company, with all its purposes, powers and objects, shall continue unaffected and unimpaired by the Merger; and as the Surviving Corporation, the Company shall be governed by the laws of the State of Illinois and succeed to all rights, assets, liabilities and obligations of Sub as set forth in the Illinois Business Corporation Act. The separate existence and corporate organization of Sub shall cease upon the Effective Date of the Merger and thereafter the Company shall continue an the Surviving Corporation under the laws of the State of Illinois.

                  1.02 If at any time after the Effective Time of the Merger (as defined in Section 4.01 hereof) the surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other things are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, the title to any property or right of Sub acquired or to be acquired by reason of or as a result of the Merger, the officers and directors of Sub shall and will, in the name of Sub or otherwise, execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary and proper to vest, perfect or confirm title to such property and rights in the Surviving Corporation and otherwise carry out the purpose of this Agreement of Merger.


                                   ARTICLE II

                           ARTICLES OF INCORPORATION;
                      BY-LAWS; BOARD OF DIRECTORS; OFFICERS

                  2.01 The Articles of Incorporation of the Company as in effect on the Effective Date of the Merger, shall be the Articles of Incorporation of the Surviving Corporation, except Article One shall be amended to read as follows:

                           "Article One. The name of the corporation shall be "Acton Gaming Company.""

                  2.02 The By-Laws of the Company as in effect on the Effective Date of the Merger shall be the By-Laws of the surviving corporation until same shall thereafter be altered, amended or repealed in accordance with law, the Articles of Incorporation of the Surviving Corporation or said By-Laws.

                  2.03 The directors and officers of the Company at the Effective Date of Merger shall be as follows: until their successors shall have been elected and shall qualify or as otherwise provided by the By-Laws of the Surviving Corporation:

                           Directors: J. Thomas Long

                           Officers:  J. Thomas Long - President and Treasurer
                                      Pat Hubbard - Secretary

                  2.04 If on the Effective Date of the Merger a vacancy shall exist in the Board of Directors or in any of the offices of the Surviving Corporation, such vacancy may thereafter be filled in the manner provided by the BY-LAWS of the Surviving Corporation.


                                   ARTICLE III

                  CONVERSION OF SHARES OF COMPANY COMMON STOCK

     3.01 The manner of converting the shares of capital stock of the Company into shares of the capital stock of Argosy on the

Effective Date of the Merger shall be governed by the provisions of this Article III and shall be as follows:

                  (a) At the Effective Time of the Merger each issued and outstanding share of sub Common Stock shall be converted into and become one fully paid and nonassessable share of common stock of the Surviving Corporation.

                  (b) At the Effective Time of the Merger, any shares of Company Common Stock which were held in its treasury immediately prior to the Effective Time of the Merger shall be cancelled.

                  (c) All shares, if any, of Argosy Common Stock and Argosy Redeemable Common which are outstanding immediately prior to the Effective Time of the Merger shall continue to be issued shares after the Effective Time of the Merger, and thereafter such shares shall evidence ownership of the same number of shares of Argosy.

                  (d) Each share of Company Common Stock which is outstanding immediately prior to the Effective Time of the merger will be converted into .05 shares of Argosy Common Stock (other than shares of Company Common Stock with respect to which the holder thereof shall have perfected dissenters rights in accordance with Sections 11.65 and 11.70 of the Illinois Business Corporation Act ("Dissenting Shares")).

                  3.02 In the event that at any time on or after the date hereof and prior to the Effective Date of the Merger:

                  (a) Argosy shall declare any dividend in shares of Argosy Common Stock which is payable or distributable to holders of record of Argosy Common Stock prior to the Effective Time of the Merger; or

                  (b) Argosy shall split, combine, reclassify, or the like, the outstanding shares of Argosy Common Stock and such a split, combination, reclassification, or the like, shall be effective as to the holders of Argosy Common Stock prior to the Effective Time of the Merger; then, to the extent appropriate, an equitable adjustment shall be made in the number of shares of Argosy Common Stock issuable pursuant hereto.

                  3.03 Dissenting Shares shall not be converted pursuant to
Section 3.01 hereof but shall be converted into the right to receive such consideration as may be determined to be due with respect to such Dissenting Shares pursuant to Section 11.70 of the Illinois Business Corporation Act.

                  3.04 Argosy shall be required to issue and deliver fractional shares of Argosy Common Stock and certificates representing fractional shares of Argosy Common Stock, in connection with any exchange of Company certificates for Argosy certificates representing shares of Argosy Common Stock.

                  3.05 On and after the Effective Time of the Merger, each holder of shares of Company Common Stock outstanding on the Effective Date of the Merger, upon presentation and surrender of a certificate or certificates therefor to Argosy, shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Argosy Common Stock into which the shares represented by the certificate or certificates so surrendered shall have been converted as aforesaid. Unless and until a Company certificate which represented shares of Company Common Stock outstanding immediately prior to the Effective Time of the Merger is presented and surrendered to Argosy for exchange for an Argosy certificate, Argosy shall not be required to pay any dividends or make any other distributions in respect of the shares of Argosy Common Stock into which the shares of the Company's Common Stock which were represented by a Company certificate shall have been changed and converted as a result of the Merger.


                                   ARTICLE IV

                                     GENERAL

                  4.01 The principal terms of this Agreement and Plan of Merger have been unanimously approved by the Board of Directors of the Company, Sub and Argosy and have been submitted to the shareholders of the Company, Sub and Argosy and have been unanimously approved by the shareholders of the Company, Sub and Argosy as required by the Illinois Business corporation Act. On February __, 1993 this executed Agreement of Merger, or a duly executed certificate of merger, together with duly executed officers' certificates satisfying the requirements of the Illinois Business Corporation Act and Delaware General Corporation Law, shall be filed by Sub and the Company with the Secretary of State of Illinois. The Merger shall become effective as of the time this

Agreement of Merger (or an appropriate certificate of merger), together with all necessary certificates with respect thereto, are accepted for filing by the Secretary of State of Illinois and the Secretary of State of Illinois issues a Certificate of Merger with respect thereto, and such time is herein referred to as the "Effective Time of the Merger". The date on which the Effective Time occur is herein referred to as the "Effective Date" of the Merger.

                  4.02 This Agreement of Merger may be executed in any number of counterparts or may be, where the same is not required, certified or otherwise delivered without the signatures. Each counterpart hereof shall be deemed to be an original instrument; but all such counterparts together shall constitute but one Agreement of Merger.

                  4.03 Each of the Company and the shareholders of the company shall file their respective income tax returns from the period of inception of the Company to the Effective Date of the Merger on the basis that the Company was subject to tax as a subchapter S Corporation.

                  IN WITNESS WHEREOF, this Agreement and Plan of Merger has been executed as of the date and year first above written by the Chief Executive Office, the President or a Vice President and the Secretary or an Assistant Secretary of each corporate party hereto, as directed by the Board of Directors of each corporate party hereto.

                                     ARGOSY GAMING COMPANY



                                     By: /S/ ILLEGIBLE
                                         ------------------------------
                                     Title: CHIEF EXECUTIVE OFFICER
                                            ---------------------------

ATTEST:


/S/ PATSY S. HUBBARD
--------------------------
Secretary


                                     AGC SUB CORP.


                                     By: /S/ ILLEGIBLE
                                         ------------------------------
                                     Title: CHIEF EXECUTIVE OFFICER
                                            ---------------------------


ATTEST:

/S/ PATSY S. HUBBARD
--------------------------
Secretary


                                      METRO TOURISM AND ENTERTAINMENT, INC.


                                      By: /S/ ILLEGIBLE
                                          -----------------------------
                                      Title: CHIEF EXECUTIVE OFFICER
                                             --------------------------
ATTEST:

/S/ PATSY S. HUBBARD
--------------------------
Secretary

                  THE ABOVE AGREEMENT AND PLAN OF MERGER having been executed on behalf of each corporate party thereto, and having been adopted separately by each corporate party thereto, in accordance with the provisions of the Illinois Business Corporation Act and the Delaware General Corporation Law and that fact having been certified on said Agreement and Plan of Merger by the Secretary or Assistant Secretary of each corporate party thereto, the President or Vice President of each corporate party hereto does now hereby execute the sail Agreement and Plan of Merger and the Secretary or Assistant Secretary of each corporate party thereto does now hereby attest the said Agreement and Plan of Merger under the corporate seals of their respective corporations, by authority of the directors and the stockholders of ARGOSY GAMING COMPANY, AGC SUB CORP. and METRO TOURISM AND ENTERTAINMENT, INC. as the respective act, deed and agreement of each of said corporations, on this 25TH day of FEBRUARY , 1993.

                                       ARGOSY GAMING COMPANY

                                       By: /S/ ILLEGIBLE
                                           ----------------------------
                                       Title: CHIEF EXECUTIVE OFFICER
                                              -------------------------
ATTEST:

/S/ PATSY S. HUBBARD
--------------------------
Secretary

                                      AGC SUB CORP.


                                      By: /S/ ILLEGIBLE
                                          -----------------------------
                                      Title: CHIEF EXECUTIVE OFFICER
                                             --------------------------
ATTEST:

/S/ PATSY S. HUBBARD
--------------------------
Secretary



                                      METRO TOURISM AND ENTERTAINMENT, INC.


                                      By: /S/ ILLEGIBLE
                                            ---------------------------
                                      Title: CHIEF EXECUTIVE OFFICER
                                             --------------------------
ATTEST:

/S/ PATSY S. HUBBARD
--------------------------
Secretary

                  I, PATSY S. HUBBARD , the Secretary of AGC SUB CORP., a corporation organized and existing under the laws of the State of Illinois (the "Company"), hereby certify, as such Secretary and under the seal of the Company, that the Agreement and Plan of Merger to which this certificate is attached was duly adopted by the Board of Directors and sole stockholder of the Company in accordance with the Illinois Business Corporation Act; and that the Agreement and Plan of Merger was adopted by written consent of the Board of Directors and sole stockholder of said AGC SUB CORP. and is the duly adopted agreement and act of the said corporation.

                  WITNESS my hand and seal of said AGC SUB CORP. on this 25TH day of FEBRUARY, 1993.

                                                 /S/ PATSY S. HUBBARD
                                                 -----------------------------
                                                 Its Secretary

                  I, PATSY S. HUBBARD, the Secretary of ARGOSY GAMING COMPANY, a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such Secretary and under the seal of the corporation, that the Agreement and Plan of Merger to which this certificate is attached, after having been first unanimously approved by the Directors thereof, and then was unanimously approved pursuant to the Delaware General Corporation Law by the stockholders of said Corporation; and that thereby the Agreement and Plan of Merger was duly adopted as the act of the stockholders of said ARGOSY GAMING COMPANY.

                  WITNESS my hand and seal of said ARGOSY GAMING COMPANY on this 25TH day of FEBRUARY, 1993.

                                           /S/ PATSY S. HUBBARD
                                           --------------------------------
                                           Its Secretary

                  I, PATSY S. HUBBARD , the Secretary of METRO TOURISM AND ENTERTAINMENT, INC., a corporation organized and existing under the laws of the State of Illinois (the "Company"), hereby certify, as such Secretary and under the seal of the Company, that the Agreement and Plan of Merger to which this certificate is attached was duly adopted by the Board of Directors and Stockholders of the Company in accordance with the Illinois Business Corporation Act; and that the Agreement and Plan of Merger was adopted by the unanimous written consent of the Board of Directors and stockholders of said METRO TOURISM AND ENTERTAINMENT, INC. and is the duly adopted agreement and act OF the said corporation.

                  WITNESS my hand and seal of said METRO TOURISM AND ENTERTAINMENT, INC. on this 25TH day of FEBRUARY, 1993.


                                               /S/ PATSY S. HUBBARD
                                               --------------------------------
                                               Its Secretary

STATE OF                            )
                                    )       SS.
COUNTY OF                           )


                  BE IT REMEMBERED that on this 25TH day of FEBRUARY , 1993, personally came before me, a Notary Public in and for the County and State aforesaid, ______________________, of AGC SUB CORP., a corporation of the State of Illinois, and he duly executed said Agreement and Plan of Merger before me and acknowledged the said Agreement and Plan of Merger to be his act and deed and the act and deed of said Corporation ad that the facts stated therein are true; and that the seal affixed to said Agreement and Plan of Merger and attested by the Secretary of said Corporation is the common or corporate seal of said Corporation.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                                               /S/  ILLEGIBLE
                                               -----------------------------
                                               Notary Public

[Seal]


My Commission Expires:  12/9/1994

STATE OF                            )
                                    )       SS.
COUNTY OF                           )


                  BE IT REMEMBERED that on this 25TH day of FEBRUARY , 1993, personally came before me, a Notary Public in and for the County and State aforesaid, J. THOMAS LONG, of ARGOS GAMING, a corporation of the State of Illinois, and he duly executed said Agreement and Plan of Merger before me and acknowledged the said Agreement and Plan of Merger to be his act and deed and the act and deed of said Corporation ad that the facts stated therein are true; and that the seal affixed to said Agreement and Plan of Merger and attested by the Secretary of said Corporation is the common or corporate seal of said Corporation.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                                                     /S/ ILLEGIBLE
                                                     -------------------------
                                                     Notary Public

[Seal]


My Commission Expires:   12/9/1994

STATE OF                            )
                                    )       SS.
COUNTY OF                           )

         BE IT REMEMBERED that on this 25TH day of FEBRUARY, 1993, personally came before me, a Notary Public in and for the County and State aforesaid, J. THOMAS LONG, of METRO TOURISM AND ENTERTAINMENT, INC., a corporation of the State of Illinois, and he duly executed said Agreement and Plan of Merger before me and acknowledged the said Agreement and Plan of Merger to be his ACT and deed and the act and deed of said Corporation ad that the facts stated therein are true; and that the seal affixed to said Agreement and Plan of Merger and attested by the Secretary of said corporation is the common or corporate seal of said Corporation.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

                                                     /S/ ILLEGIBLE
                                                     ------------------------
                                                     Notary Public

[Seal]


My Commission Expires:  12/9/1994

                          [ILLINOIS SECRETARY OF STATE]

                             File Number 5582-979-9


WHEREAS, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF ACTON GAMING COMPANY INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now, Therefore, I, George W. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     IN TESTIMONY WHEREOF, I hereto set my hand and cause to be
affixed the                             Great Seal of the State of Illinois,
                                        and the City of Springfield, this 21ST
                                        day of MAY, A.D. 19 93 and of the
                                        Independence of the United States the
                                        two hundred and 17TH.

                                        /S/ GEORGE H. RYAN
                                        --------------------------------------
                                                  SECRETARY OF STATE

[SEAL]

Articles of Amendment






1.       CORPORATE NAME:            ACTON GAMING COMPANY

2.       MANNER OF ADOPTION:

         The following amendment of the Articles of Incorporation was adopted on FEBRUARY 25, 1993 in the manner indicated below. ("X" one box only)


--- By a majority of the incorporators, provided no directors were named in --- the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10. the corporation having issued no share as of the time of adoption of this amendment;

                                                                        (Note 2)
---      By a majority of the board of directors in accordance with Section
--- 10.15. shares having been issued by shareholder action not being required for the adoption of the amendment;

                                                                        (Note 3)
---      By the shareholders, in accordance with Section 10.20. a resolution of
--- the board of directors having been duty adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statue and by the articles of incorporation were voted in favor of the amendment;

                                                                        (Note 4)
---      By the shareholders, in accordance with Sections 10.20. and 7.10. a
--- resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given in accordance with Section 7.10;

                                                                        (Note 4)
---      By the shareholders, in accordance with Sections 10.20 and 7.10. a
--- resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on the amendment.

                                                                        (Note 4)
                               (INSERT AMENDMENT)


ANY ARTICLE BEING AMENDED IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY. SUGGESTED LANGUAGE FOR AN AMENDMENT TO CHANGE THE CORPORATE NAME ___ RESOLVED, THAT THE ARTICLES OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:)

                                      N/A
--------------------------------------------------------------------------------
                                   (NEW NAME)

                 All changes other than name, include on page 2

         RESOLVED, that Article Four of the Articles of Incorporation be and it hereby is amended by deleting the said Article Four in its entirety and in lieu thereof the following:

                  "Article Four, Paragraph 1: The authorized shares shall be:
         The aggregate number of shares which the Corporation shall have authority to issue shall be one thousand (1000), all of which shall be common stock without par value.

                  Paragraph 2: The preference, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

                                     "None"

3. The manner in which any exchange, reclassification or cancelation of issued shares, or a reduction of the number of authorized shares of _____ class below the number of issued shares of that class, provided for or effected by this amendment, is as follows. (IF NOT APPLICABLE, INSERT "NO CHANGE")


                                       N/A

4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows:
         (IF NOT APPLICABLE, INSERT "NO CHANGE")


                                       N/A

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms under penalties of perjury, that the facts stated herein are true.

         Dated    FEBRUARY 25,  19                ALTON GAMING COMPANY
                -------------  ----               -------------------------

         Attested by /S/ PATSY S. HUBBARD         by /S/ JOSEPH G. URAM
                     ---------------------------     ----------------------
                     PATSY S. HUBBARD, SECRETARY     JOSEPH S. URAM,
                                                     VICE PRESIDENT AND CFO


6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                       OR

         If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

         The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

         Dated                        , 19
               -----------------------    ----

         -------------------------------------    ----------------------------

         -------------------------------------    ----------------------------

         -------------------------------------    ----------------------------

         -------------------------------------    ----------------------------

                             NOTES and INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State. BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected.

NOTE 3: Directors may adopt amendments without shareholder approval in only six instances, as follows:

         (a) to remove the names and addresses of directors named in the articles of incorporation;

         (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to ss. 5.10 is also filed;

         (c) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number _______ long as no class or series is adversely affected thereby;
         (d) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited ________ " the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name or by _____________ geographical attribution to the name;
         (e) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance ______ ss. 9.05.

         (f) to restate the articles of incorporation as currently amended.

NOTE 4: All amendments not adopted under ss. 10.10 or ss. 10.15 require (1) that the board of directors adopt a resolution set forth the proposed amendment and (2) that the shareholders approve the amendment

         Shareholder approval may be (1) by vote at a shareholders' meeting (EITHER ANNUAL OR SPECIAL) or (2) by ________ in writing, without a meeting

         To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 23 outstanding shares entitled to vote on the amendment (BUT IF CLASS VOTING
         APPLIES, THEN ALSO AT LEAST
         A 2/3 VOTE __________ EACH CLASS IS REQUIRED).

         The articles of incorporation may supercede the 2/3 vote requirement by specifying any smaller or a large ________ requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority ______ each class when class voting applies.

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment _____ least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not _______ consent must be promptly notified of the passage of the amendment (ss.ss. 7:_____)


PLEASE TYPE OR PRINT CLEARLY IN BLANK INK                       FILING DEADLINE IS:
                                                                -------------------

      RETURN TO:                           STATE OF ILLINOIS                 CORPORATION
                                      DOMESTIC CORPORATION ANNUAL      FILE: NO. 5587-979-____
DEPARTMENT OF BUSINESS SERVICES                  REPORT
SECRETARY OF STATE
SPRINGFIELD, IL  62758
TELEPHONE (217) 782-7808
                                           YEAR OF     1994

1.)
         CORPORATE NAME      ACTON GAMING COMPANY
         REGISTERED AGENT    % John Costello
         REGISTERED OFFICE   219 Piasa
         CITY, IL, ZIP CODE  Acton, Il 62002


2.)      AGENT/OFFICE CHANGES ONLY (see 11th)

         ACTON GAMING COMPANY
         --------------------------------------------------
                           CORPORATION NAME

          PATSY S. HUBBARD
         --------------------------------------------------
                           REGISTERED AGENT

          219 PIASA
         --------------------------------------------------
                  REGISTERED OFFICE - STREET ADDRESS

          ACTON, IL 62002 MADISON COUNTY
         --------------------------------------------------
                      CITY, COUNTY, IL  ZIP CODE


3.)      Date Incorporated   2/2/90
         Give complete address of principal office. If other than above.


         Federal Employer Identification Number
         (FEIN)


4.) The names and addresses of the officers and directors are: (IF OFFICERS ARE DIRECTORS, SO STATE)


NAME                   OFFICE              NUMBER & STREET      CITY          STATE
J. Thomas Long         President           219 Piasa            Acton IL      62002
Patsy S. Hubbard       Secretary           219 Piasa            Acton IL      62002
Joseph G. Uram         VP & Treasurer      219 Piasa            Acton IL      62002
H. Steven Norton       VP                  219 Piasa            Acton IL      62002
J. Thomas Long         Director            219 Piasa            Acton IL      62002
                       Director

5)       The type of business actually conducted in Illinois is:
6.)      Number of shares authorized and issued (AS OF  11-30-93)

CLASS    SERIES    PAR VALUE     NUMBER AUTHORIZED       NUMBER ISSUED

Common                                1,000                   100


7.)      The amount of paid-in capital as of is:

*PAID-IN CAPITAL $  111,000
                 --------------------
* "Paid-In-Capital" replaces the terms
Stated Capital and Paid in Surplus.
It does not include Retained Earnings.


7b)      The Paid-in Capital as of
         on record with the Secretary of State is:

         TOTAL  $  111,000
                --------------------
         (The figure in item 7b may not be altered)


                              ITEM 8 MUST BE SIGNED

8.)      By /S/ JOSEPH G. URAM                        CFO     3/13/94
            -------------------------------------------------------------
            (ANY AUTHORIZED OFFICER'S SIGNATURE)    (TITLE)   (DATE)